EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
As of December 31, 2008

Important Disclosures About this Supplemental Package
As used in this supplemental package, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated.
Important Note Regarding Non-GAAP Financial Measures
This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”), adjusted cash flow from operations, revenue diversification analysis and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.
Forward-Looking Statements
This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors which could impact actual results and forward-looking statements contained herein is included in our filings with the SEC, including but not limited to our Form 10-K for the year ended December 31, 2008. We do not undertake to revise or update any forward-looking statements.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
For the Year Ended December 31, 2008
Contents

Company Overview	4
Financial Highlights	5
Financial Results — Adjusted for Comparability	6
Reconciliation of Net Income to EBITDA	7
Reconciliation of Net Income to Funds From Operations (FFO)	8
Adjusted Cash Flow from Operating Activities	9
Revenue Diversification Analysis	10
Revenue Stability Analysis	11
Portfolio Debt Overview	12
Detailed Debt Summary	13
2008 Investment and Disposition Activity	15
Portfolio Analysis — Rent Contribution and Historical Occupancy	17
Portfolio Diversification Analysis by Property Type	18
Portfolio Diversification Analysis by Tenant Industry	19
Portfolio Diversification Analysis by Geography	20
Portfolio Lease Maturity Analysis	21
Consolidated Balance Sheets	22
Consolidated Statements of Income	23
Consolidated Statements of Cash Flows	24
Detailed Property Summary	25

W. P. CAREY & CO. LLC
Company Overview
December 31, 2008

Key Company Contacts		Executive Offices
Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Gordon F. Dugan	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Acting Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
David West	Davenport & Company, LLC
Stephanie M. Krewson	Janney Montgomery Scott LLC
Andrew T. DiZio	Janney Montgomery Scott LLC

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
	2008	2008	2008	2008	2007
Stock Data (NYSE: WPC)
High Price	$27.05	$31.08	$33.97	$34.62	$36.86
Low Price	$16.50	$23.44	$27.67	$25.79	$31.02
Closing Price	$23.43	$26.10	$28.71	$29.97	$33.20

Distributions declared per share — annualized (a)	$1.98	$1.97	$1.95	$1.93	$1.91

Distribution yield (annualized distribution / closing stock price)	8.43%	7.54%	6.79%	6.43%	5.75%

Shares outstanding at quarter end	39,589,594	40,024,035	39,656,675	39,536,581	39,216,493

Market value of outstanding shares at quarter end (in thousands)	$927,584	$1,044,627	$1,138,543	$1,184,911	$1,301,988

(a)	Fourth quarter 2007 excludes a special distribution of $0.27 per share that was paid in January 2008 to shareholders of record as of December 31, 2007. The special distribution was approved by our board of directors in connection with a corporate restructuring.

W. P. CAREY & CO. LLC
Financial Highlights (Unaudited)
(in thousands, except per share amounts)
These financial highlights include non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operating activities. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three months ended					Years ended December 31,
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	2008	2007	2006
EBITDA
Investment management	$13,079	$18,207	$15,774	$14,745	$(3,906)	$61,805	$91,145	$105,683
Real estate ownership	23,238	18,229	22,307	20,634	31,123	84,408	88,228	70,619

Total	$36,317	$36,436	$38,081	$35,379	$27,217	$146,213	$179,373	$176,302

FFO
Investment management	$11,415	$17,579	$14,664	$5,461	$(14,281)	$49,119	$69,169	$70,008
Real estate ownership	22,412	15,963	20,887	16,069	17,192	75,331	64,097	58,529

Total	$33,827	$33,542	$35,551	$21,530	$2,911	$124,450	$133,266	$128,537

EBITDA Per Share (Diluted)
Investment management	$0.32	$0.45	$0.39	$0.37	$(0.10)	$1.54	$2.29	$2.70
Real estate ownership	0.58	0.45	0.56	0.51	0.78	2.10	2.21	1.81

Total	$0.90	$0.90	$0.95	$0.88	$0.68	$3.64	$4.50	$4.51

FFO Per Share (Diluted)
Investment management	$0.28	$0.43	$0.36	$0.14	$(0.36)	$1.22	$1.73	$1.79
Real estate ownership	0.56	0.40	0.52	0.40	0.43	1.87	1.61	1.50

Total	$0.84	$0.83	$0.88	$0.54	$0.07	$3.09	$3.34	$3.29

Adjusted Cash Flow From Operating Activities
Adjusted cash flow						$89,385	$84,241	$70,159

Adjusted cash flow per share (diluted)						$2.22	$2.11	$1.79

Distributions declared per share						$1.955	$1.878	$1.820

Payout ratio (distributions per share/adjusted cash flow per share)						88%	89%	102%

W. P. CAREY & CO. LLC
Financial Results — Adjusted for Comparability (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended December 31,			Years ended December 31,
	2008	2007	2006	2008	2007	2006
Net Income
Net income — as reported	$21,900	$6,013	$43,629	$78,047	$79,252	$86,303

Net income per share (diluted) — as reported	$0.55	$0.15	$1.12	$1.96	$2.05	$2.22

Items that affect comparability:
SEC settlement (a)	—	21,012	—	—	21,012	—
CPA ®:16 - Global performance adjustment, net (b)	—	—	—	—	(21,600)	—
Out-of-period adjustment (c)	—	—	—	—	(3,500)	—
CPA ®:12/14 Merger (d)	—	—	(23,310)	—	—	(23,310)

	—	21,012	(23,310)	—	(4,088)	(23,310)

Net income — adjusted for comparability	$21,900	$27,025	$20,319	$78,047	$75,164	$62,993

Net income per share (diluted) — adjusted for comparability	$0.55	$0.68	$0.52	$1.96	$1.95	$1.63

EBITDA
EBITDA — as reported	$36,317	$27,217	$85,738	$146,213	$179,373	$176,302

EBITDA per share (diluted) — as reported	$0.90	$0.68	$2.18	$3.64	$4.50	$4.51

Items that affect comparability:
SEC settlement (a)	—	29,979	—	—	29,979	—
CPA®:16 - Global performance adjustment, net (b)	—	—	—	—	(39,300)	—
CPA®:12/14 Merger (d)	—	—	(44,018)	—	—	(44,018)

	—	29,979	(44,018)	—	(9,321)	(44,018)

EBITDA — adjusted for comparability	$36,317	$57,196	$41,720	$146,213	$170,052	$132,284

EBITDA per share (diluted) — adjusted for comparability	$0.90	$1.44	$1.06	$3.64	$4.27	$3.38

FFO
FFO — as reported	$33,827	$2,911	$54,883	$124,450	$133,266	$128,537

FFO per share (diluted) — as reported	$0.84	$0.07	$1.39	$3.09	$3.34	$3.29

Items that affect comparability:
SEC settlement (a)	—	21,012	—	—	21,012	—
CPA®:16 - Global performance adjustment, net (b)	—	—	—	—	(42,300)	—
CPA®:12/14 Merger (d)	—	—	(23,310)	—	—	(23,310)

	—	21,012	(23,310)	—	(21,288)	(23,310)

FFO — adjusted for comparability	$33,827	$23,923	$31,573	$124,450	$111,978	$105,227

FFO per share (diluted) — adjusted for comparability	$0.84	$0.60	$0.80	$3.09	$2.81	$2.69

Diluted weighted average shares outstanding	40,466,930	39,815,933	39,414,532	40,221,112	39,868,208	39,093,897

Non-GAAP Financial Disclosure
The above table presents Net Income, EBITDA and FFO adjusted for items that affect comparability. We believe that these adjusted supplemental measures are useful for comparing our current financial performance with prior periods, although they do not represent net income that is computed in accordance with GAAP. Accordingly, Net Income, EBITDA and FFO adjusted for items that affect comparability should not be considered an alternative for Net Income as an indicator of our financial performance. Net Income, EBITDA and FFO adjusted for items that affect comparability may not be comparable to similarly titled measures of other companies. Net Income adjusted for items that affect comparability consists of net income in accordance with GAAP adjusted for amounts recognized on the achievement of CPA®:16 — Global’s performance criterion, an out-of-period adjustment as well as amounts recognized on completion of the CPA®:12 and CPA®:14 merger transaction in December 2006 (the “CPA®:12/14 Merger”). A description of EBITDA and FFO and reconciliations to the most directly comparable GAAP measures are provided on the respective pages of this supplemental package.

(a)	Includes a $30 million reserve taken in the fourth quarter of 2007 in connection with an SEC settlement.

(b)	CPA®:16 — Global performance adjustment, net represents the net of tax impact of previously deferred asset management revenue, structuring revenue and interest income less deferred compensation costs recognized during the second quarter of 2007 following the achievement of CPA®:16 — Global’s performance criterion. Adjustments to EBITDA and FFO eliminate the associated provision for income taxes and provision for deferred income taxes, respectively.

(c)	During the third quarter of 2007, we determined that a longer schedule of depreciation/amortization of assets in certain of our equity method investment holdings should appropriately be applied to reflect the lives of the underlying assets rather than the expected holding period of these investments. We concluded that these adjustments were not material to any prior periods’ consolidated financial statements. We also concluded that the cumulative adjustment was not material to the year ended December 31, 2007. As such, the cumulative effect was recorded in the consolidated statements of income as a one-time cumulative out-of-period adjustment in the third quarter of 2007. The effect of this adjustment for the year ended December 31, 2007 was to increase net income by approximately $3.5 million.

(d)	In December 2006, CPA®:12 and CPA®:14 completed the CPA®:12/14 Merger. In connection with providing this liquidity event for CPA®:12 shareholders, CPA®:12 paid us termination revenue of $25.4 million and subordinated disposition revenue of $24.4 million. Included in subordinated disposition revenue was $3.8 million payable by CPA®:12 related to properties we acquired from CPA®:12 that was not recognized as income for financial reporting purposes but reduced the cost of the properties we acquired from CPA®:12 prior to the CPA®:12/14 Merger. Net income recognized in connection with the CPA®:12/14 Merger in 2006 was $23.3 million, while merger costs and taxes totaled $2 million and $20.7 million, respectively.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended					Years ended December 31,
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	2008	2007	2006
Investment Management
Net income (loss)	$9,603	$11,201	$7,123	$6,931	$(12,366)	$34,858	$36,808	$53,330
Adjustments:
Provision for income taxes	2,246	5,846	7,556	6,784	2,473	22,432	50,158	44,710
Depreciation and amortization	1,230	1,160	1,095	1,030	5,987	4,515	4,179	7,643

EBITDA — investment management	$13,079	$18,207	$15,774	$14,745	$(3,906)	$61,805	$91,145	$105,683

EBITDA per share (diluted)	$0.32	$0.45	$0.39	$0.37	$(0.10)	$1.54	$2.29	$2.70

Real Estate Ownership
Net income	$12,297	$7,997	$12,725	$10,170	$18,379	$43,189	$42,444	$32,973
Adjustments:
Interest expense	4,710	5,004	4,532	5,043	5,609	19,289	20,880	17,016
Provision for (benefit from) income taxes	870	(7)	(134)	360	453	1,089	1,581	646
Depreciation and amortization	5,669	5,235	5,184	5,061	6,536	21,149	21,364	17,494
Reconciling items attributable to discontinued operations	(308)	—	—	—	146	(308)	1,959	2,490

EBITDA — real estate ownership	$23,238	$18,229	$22,307	$20,634	$31,123	$84,408	$88,228	$70,619

EBITDA per share (diluted)	$0.58	$0.45	$0.56	$0.51	$0.78	$2.10	$2.21	$1.81

Total Company
EBITDA	$36,317	$36,436	$38,081	$35,379	$27,217	$146,213	$179,373	$176,302

EBITDA per share (diluted)	$0.90	$0.90	$0.95	$0.88	$0.68	$3.64	$4.50	$4.51

Diluted weighted average shares outstanding	40,466,930	40,299,073	40,256,658	40,202,798	39,815,933	40,221,112	39,868,208	39,093,897

Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, EBITDA should not be considered an alternative for net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended					Years ended December 31,
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	2008	2007	2006
Investment Management
Net income (loss)	$9,603	$11,201	$7,123	$6,931	$(12,366)	$34,858	$36,808	$53,330
Amortization, deferred taxes and other non-cash charges	(1,283)	2,290	4,041	(2,554)	(2,466)	2,494	30,194	11,728
FFO from equity investments	3,095	4,088	3,500	1,084	551	11,767	2,167	4,950

FFO — investment management	$11,415	$17,579	$14,664	$5,461	$(14,281)	$49,119	$69,169	$70,008

FFO per share (diluted)	$0.28	$0.43	$0.36	$0.14	$(0.36)	$1.22	$1.73	$1.79

Real Estate Ownership
Net income	$12,297	$7,997	$12,725	$10,170	$18,379	$43,189	$42,444	$32,973
Gain on sale of investment in direct financing lease	—	(1,103)	—	—	—	(1,103)	—	—
Gain on sale of real estate, net	—	—	—	—	(14,865)	—	(15,827)	(3,452)
Depreciation, amortization and other non-cash charges	7,594	6,764	5,389	3,561	4,929	23,308	20,272	17,294
Straight-line and other rent adjustments	172	(613)	659	669	964	887	3,080	3,152
Impairment charges	473	538	—	—	1,017	1,011	3,334	4,504
FFO from equity investments	2,039	2,551	2,287	1,841	1,662	8,718	6,312	4,852
Minority investees’ share of FFO	(163)	(171)	(173)	(172)	5,106	(679)	4,482	(794)

FFO — real estate ownership	$22,412	$15,963	$20,887	$16,069	$17,192	$75,331	$64,097	$58,529

FFO per share (diluted)	$0.56	$0.40	$0.52	$0.40	$0.43	$1.87	$1.61	$1.50

Total Company
FFO	$33,827	$33,542	$35,551	$21,530	$2,911	$124,450	$133,266	$128,537

FFO per share (diluted)	$0.84	$0.83	$0.88	$0.54	$0.07	$3.09	$3.34	$3.29

Diluted weighted average shares outstanding	40,466,930	40,299,073	40,256,658	40,202,798	39,815,933	40,221,112	39,868,208	39,093,897

Non-GAAP Financial Disclosure
Funds from operations (FFO) is a non-GAAP financial measure that is commonly used in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity. It should be used in conjunction with GAAP net income. FFO disclosed by other REITs may not be comparable to our FFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate FFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long term sustainability and not on such non-cash items which may cause short-term fluctuations in net income but that have no impact on cash flows.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities (Unaudited)
(in thousands, except share and per share amounts)

	Years ended December 31,
	2008	2007	2006
Cash flow from operating activities — as reported	$63,247	$47,471	$119,940
Adjustments:
CPA®:16 - Global performance adjustment, net (a)	(12,291)	9,425	2,091
Settlement payment (b)	21,012	—	—
CPA®:12/14 Merger — revenue net of costs/taxes (c)	—	—	(23,310)
CPA®:12/14 Merger — payment of taxes (d)	—	20,708	(20,708)
Distributions received from equity investments in real estate in excess of equity income (e)	10,868	6,769	4,809
Distributions paid to minority partners, net (f)	(3,025)	—	—
Changes in working capital (d)	9,574	(132)	(12,663)

Adjusted cash flow from operating activities	$89,385	$84,241	$70,159

Adjusted cash flow per share (diluted)	$2.22	$2.11	$1.79

Distributions declared per share	$1.955	$1.878	$1.820

Payout ratio (distributions per share/adjusted cash flow per share)	88%	89%	102%

Diluted weighted average shares outstanding	40,221,112	39,868,208	39,093,897

Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities is a non-GAAP financial measure that represents cash flow from operating activities on a GAAP basis adjusted for certain timing differences and deferrals as described below. We believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations and is used in evaluating distributions to shareholders. Adjusted cash flow from operating activities should not be considered as an alternative for cash flow from operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

(a)	Amounts deferred in lieu of CPA®:16 — Global achieving its performance criterion, net of a 45% tax provision. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of CPA®:16 — Global achieving its performance criterion, rather than recognizing the entire deferred amount in the quarter in which the performance criterion was met, as this revenue was actually earned over a three year period.

(b)	In March 2008, we entered into a settlement with the SEC with respect to all matters relating to their investigation. As a result, we paid $30 million in the first quarter of 2008, and recognized an offsetting $9 million tax benefit in the same period.

(c)	Amounts represent termination and disposition revenue, net of costs and a 45% tax provision, earned in connection with the CPA®:12/14 Merger. This revenue is generally earned in connection with events that provide liquidity or alternatives to the CPA® REIT shareholders. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of the net revenue earned in connection with the CPA®:12/14 Merger.

(d)	Timing differences arising from the payment of certain liabilities in a period other than that in which the expense is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operations to record such amounts in the period in which the liability was actually incurred. We believe this is a fairer measure of determining our cash flow from core operations.

(e)	We take a substantial portion of our asset management revenue in shares of the CPA® REIT funds. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

(f)	Represents minority partners’ share of distributions made by ventures that we consolidate in our financial statements. This adjustment in the calculation of adjusted cash flow from operating activities was introduced during the fourth quarter of 2008 because we believe that it results in a more accurate presentation of this supplemental measure.

W. P. CAREY & CO. LLC
Revenue Diversification Analysis (Unaudited)
(in thousands)

	Three months ended					Years ended December 31,
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	2008	2007	2006
Revenue from Investment Management
Asset management revenue	$20,344	$20,205	$20,039	$20,126	$19,165	$80,714	$83,051	$57,633
Structuring revenue	2,833	10,818	3,169	3,416	10,366	20,236	78,175	22,506
Incentive, termination and subordinated disposition revenue from mergers	—	—	—	—	—	—	—	46,018
Other interest income	594	586	548	533	1,057	2,261	6,031	2,853

Total investment management revenue	$23,771	$31,609	$23,756	$24,075	$30,588	$103,211	$167,257	$129,010

Percentage of total adjusted revenue	45%	58%	47%	52%	58%	50%	64%	60%

Revenue from Real Estate Ownership
Lease revenue — continuing and discontinued operations	$18,658	$18,959	$23,247	$19,254	$20,196	$80,118	$82,104	$76,159
Other real estate income	10,422	3,834	3,305	3,122	2,144	20,683	12,718	8,503
Other interest income	97	166	131	228	257	623	811	452

Total real estate revenue	$29,177	$22,959	$26,683	$22,604	$22,597	$101,424	$95,633	$85,114

Percentage of total adjusted revenue	55%	42%	53%	48%	42%	50%	36%	40%

Reconciliation of Total Revenue
Total revenue — as reported	$61,362	$66,636	$58,503	$57,372	$51,607	$243,873	$263,156	$267,487
Less: Reimbursed costs from affiliates (a)	(9,414)	(12,820)	(12,568)	(11,506)	(3,641)	(46,308)	(13,809)	(63,630)
Add: Other interest income	691	752	679	761	1,314	2,884	6,842	3,305
Add: Revenue from discontinued operations	309	—	3,825	52	3,905	4,186	6,701	6,962

Total Adjusted Revenue	$52,948	$54,568	$50,439	$46,679	$53,185	$204,635	$262,890	$214,124

(a)	Total adjusted revenue excludes reimbursements of costs received from affiliated CPA® REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®: 17 — Global’s initial public offering, which is primarily offset by underwriting costs incurred in connection with the offering.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (Unaudited)
(in thousands)

	Three months ended										Years ended December 31,
	December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007		2008		2007		2006
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Revenue Type
Rents (a)	$18,755		$19,125		$23,378		$19,482		$20,453		$80,741		$82,915		$76,611
Management revenue (b) (d)	20,938		20,791		20,587		20,659		20,222		82,975		89,082		60,486

Rents and Management Revenue	39,693	75%	39,916	73%	43,965	87%	40,141	86%	40,675	76%	163,716	80%	171,997	65%	137,097	64%

Structuring revenue (c) (d)	2,833		10,818		3,169		3,416		10,366		20,236		78,175		22,506
Disposition / termination revenue (e)	—		—		—		—		—		—		—		46,018
Other real estate income	10,422		3,834		3,305		3,122		2,144		20,683		12,718		8,503

Structuring Revenue & Other Income	13,255	25%	14,652	27%	6,474	13%	6,538	14%	12,510	24%	40,919	20%	90,893	35%	77,027	36%

Total Adjusted Revenue	$52,948	100%	$54,568	100%	$50,439	100%	$46,679	100%	$53,185	100%	$204,635	100%	$262,890	100%	$214,124	100%

(a)	Rents = lease revenue (continuing operations) + revenue from discontinued operations + other interest income from real estate ownership.

(b)	Management revenue includes asset management revenue and interest income earned from CPA® REITs under management.

(c)	Structuring revenue includes structuring fees and deferred structuring fees.

(d)	Management revenue for 2007 includes $19.3 million in performance revenue recognized as a result of CPA®:16 — Global meeting its performance criterion. Structuring revenue for 2007 includes $42.4 million in deferred structuring revenue also recognized as a result of CPA®:16 — Global meeting its performance criterion.

(e)	Disposition and termination revenue related to CPA®:12/14 Merger.

W. P. CAREY & CO. LLC
Portfolio Debt Overview as of December 31, 2008 (Pro rata basis) (Unaudited)
(in thousands)
Portfolio Debt Maturity

Year of Maturity	Outstanding Balance

2009	$69,443
2010	11,364
2011	132,687
2012	31,964
2013	2,074
2014	55,231
2015	48,689
2016	36,319
2017	51,870
2018	9,221
2019	—
2020	—
2021	—
2022	—
2023	5,598

Total	$454,460

Fixed and Variable Rate Debt Analysis

Non-Recourse Debt	Outstanding Balance
Fixed	$246,975
Fixed — Swap Agreement	9,221
Fixed — Future Rate Reset	62,875
Variable	54,389

373,460

Recourse Debt
Variable — Line of Credit	81,000

Total Debt	$454,460

Debt Maturity Analysis

W. P. CAREY & CO. LLC
Detailed Debt Summary as of December 31, 2008 (Pro rata basis) (Unaudited)
(in thousands)

Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Outstanding Balance
Orbital Sciences Corporation	Fixed	7.38%	Jun-2009	$12,131
US Airways Group, Inc. (75%)	Fixed	7.23%	Aug-2009	15,111
The Retail Distribution Group, Inc. (40%)	Fixed	8.51%	Sep-2009	2,192
Self-Storage Credit Facility (a)	Variable	3.45%	Dec-2009	35,009
Billipp Portfolio (b)	Variable	1.76%	Dec-2009	5,000
Bell South Corporation	Fixed	8.11%	Jan-2010	2,814
Hibbett Sports	Fixed	7.50%	Apr-2010	4,556
Daimler Trucks North America LLC	Fixed	7.96%	Jun-2010	3,994
Federal Express Corporation (40%)	Fixed	7.50%	Jan-2011	16,274
AutoZone, Inc. — Series A	Fixed	6.85%	Jan-2011	1,004
Childtime Childcare, Inc. (34%)	Fixed	7.50%	Jan-2011	2,057
Information Resources, Inc. (33%)	Fixed	7.60%	Jan-2011	7,461
Pioneer Credit Recovery, Inc.	Fixed	7.34%	Jan-2011	5,475
AutoZone, Inc. — Series B	Fixed	6.85%	Feb-2011	1,590
Career Education Corporation	Fixed	7.58%	Jun-2011	6,821
24 Hour Fitness USA, Inc.	Fixed	7.50%	Aug-2011	2,901
Sprint Spectrum, LP	Fixed	7.64%	Aug-2011	8,104
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,439
AutoZone, Inc. — Series C	Fixed	6.85%	Aug-2012	765
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,467
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,506
Anthony’s Manufacturing Company	Fixed	5.11%	Nov-2012	8,694
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	10,093
AutoZone, Inc. — Series D	Fixed	6.85%	Aug-2013	2,074
Carrefour France, S.A. (46%) (c)	Fixed - Future Rate Reset	5.55%	Dec-2014	55,231
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	9,251
Bouygues Telecom, S.A. (Tours) (95%) (c)	Fixed - Future Rate Reset	3.86%	Oct-2015	7,644
The American Bottling Company	Fixed	5.13%	Nov-2015	31,794
CheckFree Holdings, Inc. (50%)	Fixed	6.18%	Jun-2016	14,920
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (c) (d)	Variable	5.01%	Oct-2016	14,380
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	7,019
Hellweg Die Profi-Baumärkte GmbH & Co KG (5%) (c)	Fixed	5.49%	Jan-2017	15,046
SICOR, Inc. (50%)	Fixed	6.20%	Jul-2017	17,675
Medica France, S.A. (46%) (c)	Fixed	5.63%	Oct-2017	19,149

W. P. CAREY & CO. LLC
Detailed Debt Summary as of December 31, 2008 (Pro rata basis) (Unaudited)
(in thousands)

Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate		Maturity Date	Outstanding Balance
OBI Wroclaw	Fixed - Swap	5.48%		Mar-2018	$9,221
Hologic, Inc. (36%)	Fixed	6.40%		May-2023	5,598

Total Non-Recourse Debt		5.76	%(d)		$373,460

Unsecured Credit Facility	Variable	2.57%		Jun-2011	$81,000

Total Debt		5.19	%(d)		$454,460

(a)	In January 2009, Carey Storage completed a transaction with a third party, whereby it received cash proceeds of $21.6 million plus a commitment to invest up to a further $8.4 million of equity to fund the purchase of self-storage assets in the future in exchange for a 60% interest in its self-storage portfolio. In connection with this transaction, Carey Storage repaid, in full, the $35 million outstanding balance on its secured credit facility for $28 million, or a 20% discount, and the credit facility was terminated. The debt repayment was financed with a portion of the proceeds from the exchange of the 60% interest and new non-recourse debt totaling $18 million that is secured by individual mortgages on seven self-storage properties in the portfolio. In February 2009, Carey Storage received further new non-recourse debt totaling $7 million that is secured by individual mortgages on six self-storage properties on the same terms as the $18 million financing.

(b)	Debt was extended for additional year in December 2008.

(c)	Debt balance calculated using an exchange rate of 1.4097 USD/EUR as of December 31, 2008.

(d)	Reflects weighted average interest rate for the applicable debt.

W. P. CAREY & CO. LLC
2008 Investment and Disposition Activity as of December 31, 2008 (Unaudited)
(in thousands, except square footage)
Investment Activity
Investment Management Activity — Real Estate

Portfolio	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Gross Square Footage
CPA®:16 — Global	Briggs Nursery, LLC	Elma, WA	$6,545	Feb-08	Industrial	77,775
CPA®:16 — Global	Best Brands Corp.	Colton, CA; Dallas, TX; Bonner Springs, KS; Eagan, MN	50,638	Mar-08	Industrial	795,379
CPA®:16 — Global	Mantsinen Group Ltd. Oy	Ylamylly, Finland	18,113	Apr-08	Industrial	118,942
CPA®:16 — Global	Schoeller Arca System GmbH	Monheim, Germany	12,864	Apr-08	Industrial	100,018
CPA®:17 — Global	Flexmag Industries, Inc.	Norfolk, NE	2,618	Jun-08	Industrial	109,200
CPA®:16 — Global	Schoeller Arca Systems SAS	Nurieux, France	17,006	Jun-08	Industrial	196,743
CPA®:16 — Global	Leipold Inc.	Wolfach, Dransfekl, & Bunde, Germany	16,068	Jun-08	Industrial	196,023
CPA®:16 — Global	Leipold Inc.	Windsor, CT	1,585	Jun-08	Industrial	17,400
CPA®:17 — Global (70%), CPA®:16 — Global (30%)	Actebis Peacock GmbH	Soest and Bad Wunnenberg, Germany	69,391	Jul-08	Various	652,482
CPA®:17 — Global	Laureate Education, Inc.	Chicago, IL	29,319	Jul-08	Other	178,490
CPA®:17 — Global	Sabre Communaications Corporation and Cellxion, LLC	Alvarado, TX and Bossier City, LA	27,958	Aug-08	Industrial	598,908
CPA®:17 — Global (66.67%), CPA®:15 (33.33%)	Wagon Automotive GmbH and Wagon Automotive Nagold GmbH	Waldaschaff and Nagold, Germany	68,261	Aug-08	Industrial	842,858
CPA®:17 — Global	Life Time Fitness, Inc.	Scottsdale, AZ & Columbia, MD	63,365	Sep-08	Other	220,338
CPA®:16 — Global	Nordic Cold Storage, LLC(a)	Rockmart, GA	6,806	Dec-08	Warehouse/Distribution	BTS
CPA®:16 — Global	LifePort, Inc.(a)	Georgetown, TX and Woodland, WA	7,979	Dec-08	Office & Industrial	BTS
CPA®:17 — Global (60%), CPA®:16 — Global (40%)	Frontier Spinning Mills, Inc.	Mayodan, NC and Sanford, NC	38,866	Dec-08	Industrial	1,156,364

			437,382			5,260,920

Investment Management Activity — CMBS

Portfolio	Pool / Security Type	Face Value	Purchase Price	Closing Date	Rating	Implied Yield
CPA®:17 — Global	TOP29 Class H Securities	$6,994	$2,661	Apr-08	BBB-	22.69%
CPA®:17 — Global	LBUBS 2008-C1 Class G	3,330	2,075	Apr-08	A-	13.43%
CPA®:17 — Global	LBUBS 2008-C1 Class H	3,830	1,771	Apr-08	BBB+	17.54%
CPA®:17 — Global	LB-UBS 2007-C7 Class G	9,517	6,621	Jun-08	A-	12.08%
CPA®:17 — Global	MSC 2007 IQ16 Class E	5,300	3,842	Jun-08	A+	11.30%
CPA®:17 — Global	MSC 2007 IQ16 Class G	2,343	1,534	Jun-08	A-	12.90%
CPA®:17 — Global	BACM 2008-1 Class F	2,000	1,461	Jun-08	A	11.22%

		$33,314	19,965

Total Investment Management Acquisitions			$457,347

W. P. CAREY & CO. LLC
2008 Investment and Disposition Activity as of December 31, 2008 (Unaudited)
(in thousands, except square footage)
Disposition Activity
Investment Management Activity

				Disposition
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type	Gross Square Footage
CPA®:15	Meadowbrook Meat Company, Inc.	Macon, GA	$1,010	Apr-08	Warehouse/Distribution	20,038

CPA®:14	Earle M. Jorgensen Company	Kansas City, MO	6,460	Jun-08	Warehouse/Distribution	120,855

CPA®:15	Worthington Precision Metals, Inc.	Franklin, TN	4,450	Oct-08	Industrial	121,855

CPA®:15	Warehouse Associates, L.P.	Lima, OH	8,750	Dec-08	Warehouse/Distribution	534,108

CPA®:14	Nexpak B.V.	Helmond, Netherlands	8,838	Dec-08	Industrial	117,000

Total Investment Management Dispositions			$29,508			913,856

Principal Activity

WPC LLC	Brodart Company	Williamsport, PA	5,000	Aug-08	Industrial	521,240

Total Principal Dispositions			$5,000			521,240

(a)	Acquisition includes a build-to-suit transaction. Gross square footage cannot be determined at this time.

W. P. CAREY & CO. LLC
Portfolio Analysis as of December 31, 2008 (Unaudited)
(in thousands)
Portfolio Diversification by Rent (Pro rata basis)

		Percentage of	Percentage of
Top Ten Tenants/Lease Guarantors	Annualized Rent	Total Annualized Rent	Total Adjusted Revenue (a)
Carrefour France, S.A. — France	$9,478	10%	5%
Bouygues Telecom, S.A. — France	4,842	5%	2%
The American Bottling Company	4,842	5%	2%
Daimler Trucks North America LLC	4,634	5%	2%
Medica — France S.A. — France	3,220	3%	2%
US Airways Group, Inc.	3,172	3%	2%
Federal Express Corporation	3,077	3%	2%
Orbital Sciences Corporation	2,771	3%	1%
Titan Corporation	2,707	3%	1%
CheckFree Holdings, Inc.	2,415	2%	1%

Total	$41,158

(a)	Total Adjusted Revenue = Total revenue as reported, less reimbursed costs from affiliates, plus other interest income, plus revenue from discontinued operations.
W. P. Carey & Co. LLC Historical Occupancy
Year

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type as of December 31, 2008 (Unaudited)
(in thousands)

Property Type	Square Footage (a)	Percent
Industrial	8,154	48%
Warehouse/Distribution	5,106	30%
Office	2,030	12%
Retail	1,125	7%
Other Properties (c)	363	2%
Hospitality	158	1%

Total (d)	16,936	100%

Property Type	Annualized Rent (b)	Percent
Industrial	$34,981	36%
Office	28,675	29%
Warehouse/Distribution	20,294	21%
Other Properties (c)	6,636	7%
Retail	6,174	6%
Hospitality	1,200	1%

Total (d)	$97,960	100%

Portfolio Diversification by Property Type
 (based on square footage)
Portfolio Diversification by Property Type
 (based on annualized rents)

(a)	Square footage for jointly owned properties shown on a pro rata basis.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; unoccupied land.

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of December 31, 2008 (see page 14 of this supplemental package for subsequent transactions).

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry as of December 31, 2008 (Unaudited)
(in thousands)

	Annualized	Percentage of
Industry Type (a)	Rent (b)	Annualized Rent
Retail Stores	$16,351	17%
Business and Commercial Services	11,197	12%
Telecommunications	10,600	11%
Healthcare, Education and Childcare	9,242	10%
Electronics	7,002	7%
Automobile	5,319	5%
Beverages, Food, and Tobacco	5,237	5%
Aerospace and Defense	4,673	5%
Forest Products and Paper	4,418	5%
Transportation — Personal	3,335	3%
Transportation — Cargo	3,134	3%
Machinery	3,052	3%
Media: Printing and Publishing	2,757	3%
Mining, Metals, and Primary Metal Industries	1,860	2%
Chemicals, Plastics, Rubber, and Glass	1,813	2%
Consumer and Durable Goods	1,386	1%
Hotels and Gaming	1,209	1%
Federal, State and Local Government	1,170	1%
Construction and Building	1,143	1%
Other (c)	3,062	3%

Total (d)	$97,960	100%

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Includes revenue from tenants in the following industries: textiles, leather, and apparel (1%), leisure, amusement, entertainment (1%), grocery (0.5%) and consumer non-durable goods ( 0.5%).

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of December 31, 2008 (see page 14 of this supplemental package for subsequent transactions).

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography as of December 31, 2008 (Unaudited)
(in thousands)

Region	Square Footage (a)	Percent
United States
South	5,016	30%
Midwest	4,557	27%
East	2,978	17%
West	2,341	14%

	14,892	88%

International
Europe	2,044	12%

Total (d)	16,936	100%

Region	Annualized Rent (b)	Percent
United States
South	$28,097	29%
West	21,382	22%
Midwest	17,353	18%
East	10,212	10%

	77,044	79%

International
Europe (c)	20,916	21%

Total (d)	$97,960	100%

Portfolio Diversification by Geography
(based on square footage)
Portfolio Diversification by Geography
(based on annualized rents)

(a)	Square footage for jointly owned properties shown on a pro rata basis.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Includes revenue from tenants in the following countries: France (18%), Germany (2%) and Poland (1%).

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of December 31, 2008 (see page 14 of this supplemental package for subsequent transactions).

W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis as of December 31, 2008 (Pro rata basis) (Unaudited)
(in thousands)

		Percentage of
Year of Lease	Annualized	Total Annualized
Expiration (a)	Rents	Rent
2008	58	0%
2009 (b)	5,503	6%
2010	18,136	19%
2011	17,685	18%
2012	8,114	8%
2013	7,432	8%
2014	9,712	10%
2015	2,415	2%
2016	1,667	2%
2017	5,512	6%
2018	3,938	4%
2019	7,249	6%
2020	4,634	5%
2021	—	0%
2022	1,581	2%
2023	—	0%
2024	—	0%
2025	1,004	1%
2026	948	1%
2027	2,372	2%

Total (c)	$97,960	100%

Lease Expiration and Portfolio Maturity Analysis
Year of Expiration

Weighted Average Years to Maturity: 5.53

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2009 revenue stream.

(c)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of December 31, 2008 (see page 14 of this supplemental package for subsequent transactions).

W. P. CAREY & CO. LLC
Consolidated Balance Sheets
(in thousands, except share amounts)

	December 31, 2008	December 31, 2007
Assets
Real estate, net	$499,795	$513,405
Net investment in direct financing leases	83,792	89,463
Equity investments in real estate and CPA® REITs	260,620	242,677
Operating real estate, net	74,534	73,189
Cash and cash equivalents	16,799	12,137
Due from affiliates	53,074	88,329
Intangible assets and goodwill, net	93,310	99,873
Other assets, net	29,212	34,211

Total assets	$1,111,136	$1,153,284

Liabilities and Members’ Equity
Liabilities:
Non-recourse debt	$245,874	$254,051
Line of credit	81,000	62,700
Accounts payable, accrued expenses and other liabilities	42,422	59,076
Income taxes, net	57,972	65,152
Distributions payable	19,508	29,222
Settlement provision	—	29,979

Total liabilities	446,776	500,180

Minority interest in consolidated entities	16,224	18,833

Commitments and contingencies
Members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,589,594 and 39,216,493 shares issued and outstanding, respectively	765,954	748,584
Distributions in excess of accumulated earnings	(116,990)	(117,051)
Accumulated other comprehensive (loss) income	(828)	2,738

Total members’ equity	648,136	634,271

Total liabilities and members’ equity	$1,111,136	$1,153,284

W. P. CAREY & CO. LLC
Consolidated Statements of Income
(in thousands, except share and per share amounts)

	Years ended December 31,
	2008	2007	2006
Revenues
Asset management revenue	$80,714	$83,051	$57,633
Structuring revenue	20,236	78,175	22,506
Incentive, termination and subordinated disposition revenue from mergers	—	—	46,018
Wholesaling revenue	5,129	27	—
Reimbursed costs from affiliates	41,179	13,782	63,630
Lease revenues	75,932	75,403	69,197
Other real estate income	20,683	12,718	8,503

	243,873	263,156	267,487

Operating Expenses
General and administrative	(62,590)	(61,848)	(41,376)
Provision for settlement	—	(29,979)	—
Reimbursable costs	(41,179)	(13,782)	(63,630)
Depreciation and amortization	(25,664)	(25,543)	(25,137)
Property expenses	(7,620)	(6,245)	(5,984)
Impairment charges	(1,011)	(1,017)	(1,147)
Other real estate expenses	(8,196)	(7,690)	(5,881)

	(146,260)	(146,104)	(143,155)

Other Income and Expenses
Other interest income	2,884	6,842	3,305
Income from equity investments in real estate and CPA® REITs	14,198	18,357	7,608
Minority interest in income	(558)	(4,143)	(275)
Gain on sale of investment in direct financing lease	1,103	—	—
Gain on sale of securities, foreign currency transactions and other, net	1,444	3,114	12,969
Interest expense	(19,289)	(20,880)	(17,016)

	(218)	3,290	6,591

Income from continuing operations before income taxes	97,395	120,342	130,923
Provision for income taxes	(23,521)	(51,739)	(45,356)

Income from continuing operations	73,874	68,603	85,567

Discontinued Operations
Income from operations of discontinued properties	4,173	2,874	1,178
Gain on sale of real estate, net	—	15,486	3,452
Impairment charges	—	(2,317)	(3,357)
Minority interest in income	—	(5,394)	(537)

Income from discontinued operations	4,173	10,649	736

Net Income	$78,047	$79,252	$86,303

Basic Earnings Per Share
Income from continuing operations	$1.88	$1.80	$2.27
Income from discontinued operations	0.11	0.28	0.02

Net income	$1.99	$2.08	$2.29

Diluted Earnings Per Share
Income from continuing operations	$1.86	$1.78	$2.20
Income from discontinued operations	0.10	0.27	0.02

Net income	$1.96	$2.05	$2.22

Weighted Average Shares Outstanding
Basic	39,202,520	38,113,857	37,668,920

Diluted	40,221,112	39,868,208	39,093,897

Distributions Declared Per Share	$1.955	$1.878	$1.820

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows
(in thousands)

	Years ended December 31,
	2008	2007	2006
Cash Flows — Operating Activities
Net income	$78,047	$79,252	$86,303
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization including intangible assets and deferred financing costs	27,197	27,321	27,207
Loss (income) from equity investments in real estate and CPA® REITs in excess of distributions received	1,866	(2,296)	(160)
Gain on sale of direct financing lease	(1,103)	—	—
Gain on lease termination	(4,998)	—	—
Gains on sale of real estate and investments, net	—	(15,827)	(14,774)
Minority interest in income	558	9,537	812
Straight-line rent adjustments	2,227	2,972	3,152
Management income received in shares of affiliates	(40,717)	(55,535)	(31,020)
Unrealized loss (gain) on foreign currency transactions, warrants and securities	2,656	(1,659)	(1,128)
Realized gain on foreign currency transactions, warrants and securities	(2,250)	(1,332)	(488)
Impairment charges	1,011	3,334	4,504
Stock-based compensation expense	7,278	5,551	3,453
Decrease in deferred acquisition revenue received	48,266	16,164	12,543
Increase in structuring revenue receivable	(10,512)	(55,897)	(3,459)
(Decrease) increase in income taxes, net	(8,079)	1,796	24,311
(Decrease) increase in settlement provision	(29,979)	29,979	—
Net changes in other operating assets and liabilities	(8,221)	4,111	8,684

Net cash provided by operating activities	63,247	47,471	119,940

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and CPA ® REITs in excess of equity income	19,852	17,441	13,286
Capital contributions made to equity investments in real estate	(1,769)	(3,596)	—
Purchases of real estate and equity investments in real estate	(201)	(80,491)	(102,199)
Capital expenditures	(14,051)	(15,987)	(4,937)
Loans to affiliate	—	(8,676)	(108,000)
Proceeds from repayment of loans to affiliate	—	8,676	108,000
VAT refunded on purchase of real estate	3,189	—	—
Proceeds from sales of real estate, net investment in direct financing lease and securities	5,062	42,214	50,053
Funds placed in escrow in connection with the sale of property	—	(19,515)	(10,374)
Funds released from escrow in connection with the sale of property	636	19,410	10,134
Payment of deferred acquisition revenue to affiliate	(120)	(524)	(524)

Net cash provided by (used in) investing activities	12,598	(41,048)	(44,561)

Cash Flows — Financing Activities
Distributions paid	(87,700)	(71,608)	(68,615)
Contributions from minority interests	2,582	1,703	2,345
Distributions to minority interests	(5,607)	(8,168)	(6,226)
Scheduled payments of mortgage principal	(9,678)	(16,072)	(11,742)
Proceeds from mortgages and credit facilities	139,437	189,383	174,501
Prepayments of mortgage principal and credit facilities	(111,572)	(115,090)	(166,660)
Proceeds from loans from affiliates	—	7,569	—
Repayment of loan from affiliates	(7,569)	—	—
Funds placed in escrow in connection with financing	(400)	—	—
Release of funds from escrow in connection with the financing of properties	—	—	4,031
Payment of financing costs	(375)	(1,350)	(1,601)
Proceeds from issuance of shares	23,350	20,682	8,660
Windfall tax benefits associated with stock-based compensation awards	2,156	1,939	626
Repurchase and retirement of shares	(15,413)	(25,525)	(1,937)

Net cash used in financing activities	(70,789)	(16,537)	(66,618)

Change in Cash and Cash Equivalents During the Year
Effect of exchange rate changes on cash	(394)	143	333

Net increase (decrease) in cash and cash equivalents	4,662	(9,971)	9,094
Cash and cash equivalents, beginning of year	12,137	22,108	13,014

Cash and cash equivalents, end of year	$16,799	$12,137	$22,108

W. P. CAREY & CO. LLC
Detailed Property Summary (Unaudited)
December 31, 2008

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term

Carrefour France, S.A. (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	101,255	$807,928	0.82%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	152,374	1,215,822	1.24%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	126,933	984,554	1.01%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	2,599	20,156	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	4,349	33,732	0.03%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	134,945	864,218	0.88%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	2,554	16,357	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	596	3,819	0.00%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	174,272	1,249,141	1.28%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	60,296	432,189	0.44%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	7,524	53,931	0.06%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	2,899	20,780	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	107,965	621,591	0.63%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	68,481	394,268	0.40%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Ploufragan, France	Warehouse/Distribution	Retail Stores	Europe	122,599	753,528	0.77%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Cholet, France	Warehouse/Distribution	Retail Stores	Europe	99,268	647,102	0.66%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	177,797	1,358,820	1.39%	INSEE (2)	Nov-2012	Nov-2012

Carrefour France, S.A. Total						1,346,706	9,477,936	9.68%

Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	80,729	2,994,338	3.06%	INSEE (2)	Feb-2013	Feb-2013
Bouygues Telecom, S.A.(a)	95%	Tours, France	Office	Telecommunications	Europe	102,237	1,848,133	1.89%	INSEE (2)	Sep-2009	Sep-2009

Bouygues Telecom, S.A. Total						182,966	4,842,471	4.94%

The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,937,278	3.00%	CPI	Jun-2014	Jun-2014
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,904,924	1.94%	CPI	Jun-2014	Jun-2014

The American Bottling Company Total						721,947	4,842,202	4.94%

Daimler Trucks North America LLC	100%	Detroit, MI	Industrial	Automobile	Midwest	2,730,750	4,634,253	4.73%	PPI	Jun-2020	Jun-2030

Medica France S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,668	434,762	0.44%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,593	475,521	0.49%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,847	402,834	0.41%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,771	611,384	0.62%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,815	575,381	0.59%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,622	720,075	0.74%	INSEE (2)	Jun-2010	Jun-2010

Medica France S.A. Total						154,316	3,219,957	3.29%

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,913	3,171,909	3.24%	CPI	Apr-2014	Nov-2029

Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.72%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.72%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.72%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	701,821	0.72%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	68,400	0.07%	Fixed	Apr-2012	Apr-2017
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	201,037	0.21%	Fixed	May-2012	May-2017

Federal Express Corporation Total						198,444	3,076,721	3.14%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	2,770,560	2.83%	CPI	Sep-2019	Sep-2029

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	2,706,799	2.76%	CPI	Jul-2012	Jul-2017

CheckFree Holdings, Inc.	50%	Norcross, GA	Office	Business and Commercial Services	South	50,063	945,443	0.97%	CPI	Dec-2015	Dec-2030
CheckFree Holdings, Inc.	50%	Norcross, GA	Office	Business and Commercial Services	South	34,150	800,384	0.82%	CPI	Dec-2015	Dec-2030
CheckFree Holdings, Inc.	50%	Norcross, GA	Office	Business and Commercial Services	South	26,125	606,943	0.62%	CPI	Dec-2015	Dec-2030
CheckFree Holdings, Inc.	50%	Norcross, GA	Land	Business and Commercial Services	South	1	62,368	0.06%	CPI	Dec-2015	Dec-2030

CheckFree Holdings, Inc. Total						110,339	2,415,138	2.47%

Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,380	2,371,773	2.42%	CPI	Oct-2027	Oct-2047

AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Stores	South	5,400	44,620	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Stores	South	5,400	32,158	0.03%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Stores	South	5,400	44,620	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Stores	South	5,400	44,620	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Stores	South	5,401	35,345	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,000	34,867	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,400	47,772	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,400	54,379	0.06%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Stores	South	5,400	43,262	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Stores	South	5,400	39,854	0.04%	None	Aug-2013	Dec-2038

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term

AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Stores	South	5,400	34,138	0.03%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Stores	South	5,400	49,503	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	6,600	21,567	0.02%	Fixed	Mar-2009	Mar-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,401	23,124	0.02%	Fixed	Apr-2009	Apr-2019
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Stores	South	6,480	40,121	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Stores	Midwest	5,400	44,151	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	5,400	48,957	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	6,660	48,718	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Stores	East	5,400	52,149	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Stores	East	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Stores	East	6,660	30,807	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Stores	East	6,408	24,069	0.02%	Fixed	Oct-2010	Oct-2025
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Stores	East	5,400	19,451	0.02%	Fixed	Oct-2010	Aug-2019
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Stores	West	5,400	54,642	0.06%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Stores	West	5,400	41,479	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Stores	East	5,400	50,079	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Stores	South	6,480	20,602	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Stores	South	6,660	23,008	0.02%	Fixed	May-2009	May-2024
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Stores	South	4,800	37,585	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	6,600	51,679	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Stores	South	5,400	53,488	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	55,795	0.06%	None	Aug-2013	Dec-2038

AutoZone, Inc. Total						302,230	2,216,594	2.26%

Lucent Technologies, Inc.	100%	Charlotte, NC	Industrial	Electronics	East	568,670	1,993,194	2.03%	Fixed	Mar-2010	Mar-2016

BellSouth Telecommunications, Inc.	100%	Ft. Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	629,820	0.64%	Fixed	Jun-2016	Jun-2021
BellSouth Telecommunications, Inc.	100%	Lafayette, LA	Office	Telecommunications	South	66,846	1,351,150	1.38%	Fixed	Dec-2009	Dec-2039

BellSouth Telecommunications, Inc. Total						147,296	1,980,970	2.02%

Quebecor Printing USA	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,940,625	1.98%	CPI	Dec-2017	Dec-2034

Career Education Corporation	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	1,892,831	1.93%	Fixed	May-2011	May-2019

Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	30,797	683,141	0.70%	CPI	Oct-2013	Oct-2023
Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	1,179,801	1.20%	CPI	Oct-2013	Oct-2015

Information Resources, Inc. Total						83,992	1,862,942	1.90%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,258,273	1.28%	CPI	Mar-2010	Mar-2035
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	528,979	0.54%	CPI	Mar-2010	Mar-2035
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	5,292	25,561	0.03%	CPI	Mar-2010	Mar-2035

Fiskars Brands, Inc. Total						374,829	1,812,813	1.85%

Pharmaco International, Inc.	100%	Austin, TX	Industrial	Business and Commercial Services	South	65,160	639,282	0.65%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Warehouse/Distribution	Business and Commercial Services	South	17,588	181,889	0.19%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,525	92,765	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	40,560	413,825	0.42%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	24,603	260,867	0.27%	CPI	Nov-2010	Nov-2030

Pharmaco International, Inc. Total						173,436	1,773,588	1.81%

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,281,052	1.31%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	489,246	0.50%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	1,770,298	1.81%

Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	344,803	0.35%	Fixed	Dec-2009	Dec-2029
Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,422,080	1.45%	Fixed	Apr-2010	Apr-2030

Unisource Worldwide, Inc. Total						456,273	1,766,883	1.80%

Amylin Pharmaceuticals/SICOR, Inc.	50%	San Diego, CA	Office	Healthcare, Education and Childcare	West	35,951	835,705	0.85%	CPI	Jul-2019	Jul-2029
Amylin Pharmaceuticals/SICOR, Inc.	50%	San Diego, CA	Industrial	Healthcare, Education and Childcare	West	36,205	835,705	0.85%	CPI	Jul-2019	Jul-2029

Amylin Pharmaceuticals/SICOR, Inc. Total						72,156	1,671,410	1.71%

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	958,496	0.98%	CPI	Dec-2010	Dec-2015
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	611,504	0.62%	CPI	Dec-2010	Dec-2015

Cleo, Inc. Total						1,006,170	1,570,000	1.60%

BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	646,020	0.66%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	259,807	0.27%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	211,805	0.22%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	143,638	0.15%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	125,286	0.13%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	44,071	0.04%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	123,051	0.13%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,553,678	1.59%

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Stores	West	143,352	1,524,347	1.56%	CPI	Aug-2018	Aug-2018

Sprint Spectrum, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,424,561	1.45%	Fixed	May-2011	May-2021

AT&T Corporation	100%	Bridgeton, MO	Industrial	Telecommunications	Midwest	85,510	1,307,706	1.33%	Fixed	Sep-2011	Jun-2021

Livho, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	1,200,000	1.22%	Fixed	Jan-2012	Jan-2012

Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	221,263	0.23%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	972,818	0.99%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,194,081	1.22%

Omnicom Group, Inc.	100%	Venice, CA	Office	Business and Commercial Services	West	77,719	1,193,661	1.22%	CPI	Sep-2010	Sep-2030

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170,000	1.19%	Fixed	Apr-2011	Apr-2011

Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	294,216	0.30%	Fixed	Jun-2010	Jun-2013
Lockheed Martin Corporation	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	819,347	0.84%	Fixed	Jul-2013	Jul-2023

Lockheed Martin Corporation Total						118,754	1,113,563	1.14%

The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	816,480	0.83%	Fixed	Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	293,962	0.30%	Fixed	Jun-2017	Jun-2020

The United States Playing Card Company Total						572,204	1,110,442	1.13%

Cree Microwave, LLC	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	1,107,385	1.13%	CPI	Nov-2011	Nov-2026

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	238,343	0.24%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	569,819	0.58%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	43,127	0.04%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	240,527	0.25%	CPI	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,091,816	1.11%

United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	5,856	63,245	0.06%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	38,150	412,020	0.42%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	2,044	22,075	0.02%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	91,800	572,832	0.58%	None	Sep-2010	Sep-2012

United Space Alliance LLC Total						137,850	1,070,172	1.09%

United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,000	366,539	0.37%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	75,000	317,385	0.32%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	350,913	0.36%	CPI	Mar-2010	Mar-2030

United Stationers Supply Company Total						197,098	1,034,837	1.06%

OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Stores	Europe	113,570	1,004,152	1.03%	CPI	Dec-2025	Dec-2040

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	978,153	1.00%	CPI	Dec-2010	Dec-2020

Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68,424	0.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823,165	0.84%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	38,582	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	17,529	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,766	947,700	0.97%

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	907,245	0.93%	CPI	Jun-2017	Jun-2033

Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Stores	South	219,312	876,900	0.90%	CPI	Dec-2014	Dec-2029

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	687,992	0.70%	CPI	Mar-2014	Mar-2030
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	132,805	0.14%	CPI	Mar-2014	Mar-2030

NVR, Inc. Total						179,741	820,797	0.84%

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	643,069	0.66%	Fixed	Feb-2018	Feb-2023

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Stores	Midwest	82,620	567,745	0.58%	None	Jan-2010	Jan-2020

Vertafore, Inc.	100%	College Station, TX	Office	Telecommunications	South	33,400	548,741	0.56%	Fixed	Dec-2009	Dec-2015

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term

Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	35,254	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	36,751	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	53,011	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	46,300	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	45,526	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	52,598	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	26,376	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	34,583	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	47,797	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	45,991	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	45,991	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	45,991	0.05%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	516,169	0.53%

Alcoa, Inc.	100%	Salisbury, NC	Warehouse/Distribution	Machinery	East	200,000	495,082	0.51%	Fixed	Jun-2010	Jun-2020

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	484,746	0.49%	Fixed	May-2013	May-2013

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	457,320	0.47%	Fixed	Apr-2012	Apr-2017

Affiliated Foods Southwest, Inc.	100%	Hope, AR	Retail	Grocery	South	35,784	75,144	0.08%	CPI	Mar-2012	Mar-2037
Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	21,932	34,745	0.04%	CPI	Mar-2012	Mar-2022
Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	64,358	295,611	0.30%	Fixed	Jan-2009	Jan-2024

Affiliated Foods Southwest, Inc. Total						122,074	405,500	0.41%

The Retail Distribution Group, Inc.	40%	Grand Rapids, MI	Warehouse/Distribution	Beverages, Food, and Tobacco	Midwest	71,784	394,531	0.40%	Fixed	Aug-2009	Aug-2013

Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Stores	West	89,760	180,000	0.18%	None	May-2011	May-2026
Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Stores	Midwest	103,018	210,000	0.21%	None	Mar-2011	Mar-2026

Kmart Corporation Total						192,778	390,000	0.40%

Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387,415	0.40%	CPI	Nov-2022	Nov-2022

Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	8,580	76,362	0.08%	Fixed	Dec-2011	Dec-2014
Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	304,584	0.31%	Fixed	Dec-2011	Dec-2014

Petrocon Engineering, Inc. Total						42,880	380,946	0.39%

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	360,000	0.37%	Fixed	Apr-2012	Apr-2018

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	308,940	0.32%	Fixed	Jul-2016	Jul-2026

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	297,684	0.30%	CPI	Jul-2013	Dec-2022

The Roof Center, Inc.	100%	Manassas, VA	Industrial	Construction and Building	East	60,446	293,732	0.30%	Fixed	Jul-2009	Jul-2009

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178,358	0.18%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	95,946	0.10%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274,304	0.28%

Honeywell International, Inc.	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	32,320	235,680	0.24%	None	Sep-2010	Sep-2010
Honeywell International, Inc.	100%	Houston, TX	Land	Aerospace and Defense	South	1	37,200	0.04%	None	Sep-2010	Sep-2010

Honeywell International, Inc. Total						32,321	272,880	0.28%

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	268,890	0.27%	CPI	Apr-2011	Apr-2026

Bell Atlantic Corporation	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221,438	0.23%	Fixed	Feb-2013	Feb-2013

Ace Hardware	100%	Houston, TX	Retail	Retail Stores	South	23,569	212,121	0.22%	Fixed	Mar-2016	Mar-2026

Multi-Tenant Building	100%	Broomfield, CO	Office	Various	West	52,040	207,680	0.21%	Various	Various	Various

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	180,565	0.18%	Fixed	May-2011	May-2021

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	163,500	0.17%	Fixed	Jul-2013	Jul-2013

Winn-Dixie Stores, Inc.	100%	Brewton, AL	Retail	Grocery	South	30,625	134,500	0.14%	None	Oct-2010	Oct-2030

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	3,330	31,572	0.03%	Fixed	Oct-2010	Oct-2020
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	74,760	0.08%	Fixed	Oct-2010	Oct-2020

Golder Associates Inc. Total						11,396	106,332	0.11%

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	82,248	0.08%	Fixed	Jul-2010	Jul-2025

The Boeing Company	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	10,960	76,320	0.08%	Fixed	Jan-2011	Jan-2013

Bike Barn Holding Company, Inc.	100%	Houston, TX	Retail	Retail Stores	South	6,216	71,280	0.07%	Fixed	Aug-2010	Aug-2015

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	70,014	0.07%	None	Oct-2009	Oct-2019

Custom Training Group, Inc.	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	7,248	58,200	0.06%	Fixed	Dec-2008	Dec-2011

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term

Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	46,656	0.05%	Fixed	Dec-2012	Dec-2012

RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	44,625	0.05%	Fixed	Nov-2011	Nov-2011

SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	42,578	0.04%	Fixed	Aug-2013	Aug-2016

Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation - Cargo	East	13,284	37,200	0.04%	Fixed	Sep-2009	Sep-2012

Pittsburgh Institute of Aeronautics (c)	100%	West Mifflin, PA	Retail	Transportation - Cargo	East	1	19,800	0.02%	None	MTM	MTM

Action Buys Cars Inc. (c)	100%	Montgomery, AL	Retail	Retail Stores	South	1	9,900	0.01%	None	MTM	MTM

Classic Cuisines Catering (c)	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	9,000	0.01%	None	MTM	MTM

Photo Center (c)	100%	Hot Springs, AR	Retail	Machinery	South	340	4,800	0.00%	None	MTM	MTM

Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	52,450	—	—	N/A	N/A	N/A
Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	52,415	—	—	N/A	N/A	N/A
Vacant	100%	Chattanooga, TN	Industrial	N/A	South	242,317	—	—	N/A	N/A	N/A
Vacant	100%	College Station,TX	Office	N/A	South	19,152	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	25,364	—	—	N/A	N/A	N/A
Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	—	—	N/A	N/A	N/A
Vacant	100%	Montgomery, AL	Retail	N/A	South	32,690	—	—	N/A	N/A	N/A
Vacant	100%	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	87,000	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Office	N/A	East	10,681	—	—	N/A	N/A	N/A
Vacant	100%	San Leandro, CA	Land	N/A	West	1	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Industrial	N/A	South	23,214	—	—	N/A	N/A	N/A
Vacant	100%	West Mifflin, PA	Retail	N/A	East	121,053	—	—	N/A	N/A	N/A

Vacant Total						1,019,984	—	—

Grand Total (d)						16,935,908	$97,959,514	100%

(a)	Rents reflect a conversion rate of 1.4097 USD/EUR as of December 31, 2008.

(b)	INSEE construction index, an index published quarterly by the French Government.

(c)	Tenant is occupying property on a month-to-month (MTM) basis.

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of December 31, 2008 (see page 14 of this supplemental package for subsequent transactions).

(e)	Numbers may not add due to rounding.